OTHER EXPENSES (Tables)	12 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
SCHEDULE OF OTHER EXPENSES

The components of other expenses for the years ended June 30, 2024, 2025 and 2026, are as follows:

	For the years ended June 30,
	2024	2025	2026	2026
	JPY’000	JPY’000	JPY’000	US$’000
Loss on disposal of property and equipment (a)	1,237	33,950	—	—
Share of profit to project investors	—	17,114	—	—
Lease termination penalty (b)	—	—	12,385	76
Loss on foreign currency exchange	555	—	—	—
Loss on lease modification or termination (c)	—	—	1,525	9
Others	2,620	229	2,803	18
Total	4,412	51,293	16,713	103

Note:

(a)	It represents loss from write-off of the equipment and furniture. For the year ended June 30, 2025, such losses primarily related to the disposal of equipment and furniture in connection with the closure of restaurant in Wakayama.

(b)	It represents penalties for early termination of a lease due to the closure of a restaurant in December 2025.

(c)	During the years ended June 30, 2024, 2025 and 2026, the Company modified certain lease agreements due to changes in lease terms and rental payments and terminated certain lease agreements before their contractual expiry date. The carrying amounts of the related lease liabilities and right-of-use assets were remeasured or derecognized, as applicable. As a result, the Company recognized net gains of JPY102 thousand and JPY10,239 thousand in other income for the years ended June 30, 2024 and 2025, respectively, and a net loss of JPY1,525 thousand in other expenses for the year ended June 30, 2026, in the consolidated statements of profit or loss and comprehensive income.